UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signatures
EXHIBIT 10.1	Weyerhaeuser Company 2023 Deferred Compensation Plan
EXHIBIT 10.2	Form of Executive Severance Agreement, as in effect August 12, 2022
EXHIBIT 10.3	Form of Executive Change of Control Agreement, as in effect August 12, 2022
EXHIBIT 10.4	Executive Severance Agreement with the CEO, as in effect August 12, 2022
EXHIBIT 10.5	Executive Change of Control Agreement with the CEO, as in effect August 12, 2022
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)On August 12, 2022, each of the executive officers of Weyerhaeuser Company (“the Company”) entered into a new executive severance agreement and a new change of control agreement with the Company. The new agreements replace existing severance and change of control agreements between each of the executive officers and the Company.  Except as noted below, the terms and conditions of the new agreements are substantially the same as the agreements they replace. A brief summary of the material terms of each agreement is set forth below. In addition, the Company has amended and restated certain terms of its deferred compensation plan (the “Deferred Compensation Plan”), as described below.

Severance Agreement

Term:  Approximately three years, expiring on December 31, 2025. Following the initial term, the agreements continue for successive one-year terms unless canceled by either the Company or the applicable executive officer within 30 days of December 31st. The prior severance agreements also renewed automatically for one-year terms and were cancellable by either party.

Benefits:  The severance benefit amounts under the new executive severance agreements are unchanged from the benefits provided for under previous executive severance agreements in all material respects. Severance benefits for executives other than the CEO is an amount equal to the sum of: (a) 1.5 times the executive’s base salary; (b) 1.5 times the executive’s target annual bonus; (c) a pro rata portion of the executive’s actual bonus for the plan year in which the termination of employment occurs based on Company performance, with any individual performance goals deemed to be achieved at target; and (d) $30,000 for replacement of health and welfare benefits and outplacement services. The severance benefit provided under the CEO’s executive severance agreement is the same as for other executives, except that the CEO is eligible to receive 2.0 times his base salary and target bonus. Benefit payments are subject to the Company’s clawback and similar forfeiture policies and are not payable in the event that benefits are payable under the applicable executive’s change of control agreement.

Triggering Event:  The severance benefits under the executive severance agreements are triggered upon the applicable executive’s involuntary termination of employment by the Company without “cause” (as defined in the applicable executive severance agreement) at any time outside of the 24-month period following a “change of control” (as defined in the applicable executive severance agreement). The benefit is not payable in the event of the applicable executive’s termination for cause, a voluntary resignation by the executive for any reason, the executive’s mandatory retirement, death or disability, or if the executive is offered “comparable employment” (as defined in the applicable executive severance agreement).

Change of Control Agreement

Term:  Approximately three years, expiring on December 31, 2025. Following the initial term, the agreements continue for successive one-year terms unless canceled by either the Company or the executive officer within 30 days of December 31st. The prior change of control agreements also renewed automatically for one-year terms and were cancellable by either party.

Benefits:  The severance benefit for executives other than the CEO is: (i) an amount equal to the sum of (a) 2.0 times the executive’s base salary, (b) 2.0 times the executive’s target annual bonus, (c) a pro rata portion of the executive’s bonus for the plan year in which the termination of employment occurs, with any Company and individual performance goals deemed to be achieved at target, and (d) $95,000 for replacement of health and welfare benefits and outplacement services; and (ii) vesting of benefits under supplemental retirement plans and 2 years of additional credited age and service under such plans. Equity awards will be treated as set forth in the Company’s long-term incentive plans and applicable award agreements. The severance benefit provided under the CEO’s change of control agreement is the same as for other executives, except that the CEO is eligible to receive 3.0 times his base salary and target bonus and 3 years of additional credited age and service under supplemental retirement plans. Benefit payments are subject to the Company’s clawback and similar forfeiture policies and are not payable in the event that benefits are payable under the applicable executive’s severance agreement. Except for the calculation of pro rata bonuses and the treatment of outstanding equity awards, the severance benefit amounts under the new change of control agreements are unchanged from the benefits provided for under previous change of control agreements.

None of the executives are entitled to an excise tax gross-up payment with respect to Section 280G of the Internal Revenue Code of 1986 (“Section 280G”). Instead, the change of control agreements provide for a “best net” approach, whereby benefit payments are limited to the threshold amount under Section 280G if it would be more favorable to the applicable executive on a net after-tax basis than receiving the full benefit payments and paying the excise taxes.

Triggering Event:  The severance benefits are triggered upon the applicable executive’s involuntary termination of employment by the Company without “cause” (as defined in the applicable change of control agreement) or voluntary termination of employment for “good reason” (as defined in the applicable change of control agreement) within 24 months following a “change of control” (as defined in the applicable change of control agreement) of the Company.  The benefit is not payable in the event of the applicable executive’s termination for cause, a resignation by the executive for any reason other than for “good reason”, or the executive’s mandatory retirement, death or disability.

Deferred Compensation Plan

On August 11, 2022, the Company amended and restated its Deferred Compensation Plan to allow eligible participants to choose specific in-service distribution dates for deferred amounts under the plan and the forms of such in-service distributions (i.e., lump sum or annual installments) or to elect new distribution dates or forms of distributions, in each case, subject to the requirements of applicable law.

The foregoing descriptions of the Deferred Compensation Plan, executive severance agreements and change of control agreements are a summary, are not intended to be complete and are qualified in their entirety by reference to the Deferred Compensation Plan filed herewith as Exhibit 10.1, the form of executive severance agreement filed herewith as Exhibit 10.2, the form of change of control agreement filed herewith as Exhibit 10.3, the executive severance agreement with the CEO filed herewith as Exhibit 10.4, and the executive change of control agreement with the CEO filed herewith as Exhibit 10.5, each of which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.     The following items are filed as exhibits with this report.

Exhibit No.	Description
EXHIBIT 10.1	Weyerhaeuser Company 2023 Deferred Compensation Plan
EXHIBIT 10.2	Form of Executive Severance Agreement, as in effect August 12, 2022
EXHIBIT 10.3	Form of Executive Change of Control Agreement, as in effect August 12, 2022
EXHIBIT 10.4	Executive Severance Agreement with the CEO, as in effect August 12, 2022
EXHIBIT 10.5	Executive Change of Control Agreement with the CEO, as in effect August 12, 2022
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 17, 2022